EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of SkillSoft Public Limited Company (the "Company") for the period ended July 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Charles E. Moran, Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SKILLSOFT PUBLIC LIMITED COMPANY

Date: September 9, 2009	By:	/s/ Charles E. Moran
Charles E. Moran
Chief Executive Officer